--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                               November 30, 1996



Dear Trust Shareholder:


       Interest rate volatility in the domestic fixed income markets was once again a major factor over the past twelve months. Significant swings in the pace of U.S. economic growth influenced the bond market's performance, as every release of economic data led to market participant speculation regarding the direction of Federal Reserve monetary policy.

       Despite strong growth and rising wage pressures, the Fed's decision not to raise interest rates at their two most recent policy meetings has markedly increased the stakes in the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. Should economic growth slow and inflation remain benign, the Fed will be proven correct in their inaction and the market would be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of a Fed tightening would increase.

       BlackRock maintains a positive view on the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the U.S. bond market on a global basis.

       This annual report is designed to help you stay informed about your investment and represents our ongoing commitment to improving our communication with you. We hope you find this report useful now and in the future. We appreciate your confidence and look forward to helping you reach your long-term investment goals.


Sincerely,


/s/ Laurence D. Fink                              /s/ Ralph L. Schlosstein
-----------------------------                    ----------------------------
Laurence D. Fink                                 Ralph L. Schlosstein
Chairman                                         President

                                                               November 30, 1996
Dear Shareholder:

       We are pleased to present the annual report for The BlackRock New York Investment Quality Municipal Trust Inc. ("the Trust") for the fiscal year ended October 31, 1996. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

       The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RNY". The Trust's investment objective is to provide high current income that is exempt from regular federal and New York state income taxes consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout New York.

       The Trust has exhibited superior performance on a reinvested net asset value total return basis for the 1- and 2-year periods ended October 31, 1996. The Trust was the second best performing fund in its Lipper peer group of New York Closed-End Funds for the 1-year period, finishing #2 of 21 funds and the top performer in the 2-year period, finishing #1 of 21 funds according to Lipper Analytical Services Inc. The table below summarizes the changes in the Trust's stock price and net asset value over the past year:


                             10/31/96            10/31/95             Change               High                 Low
  Stock Price                 $12.625             $12.75              (0.98%)             $13.25              $11.625
  Net Asset Value (NAV)       $14.00              $13.82               1.30%              $14.47              $12.98



THE FIXED INCOME MARKETS

       Significant swings in the pace of U.S. economic growth influenced the performance of the fixed income markets over the past year. Throughout the fourth quarter of 1995 and through the first six weeks of 1996, weak inflationary data and sluggish retail demand spurred two reductions of short term interest rates totaling 50 basis points (0.50%) by the Federal Reserve to 5.25%. In response to these reductions, as well as the sharp decline in interest rates throughout 1995, economic growth began to pick up in mid-February and accelerated throughout the second quarter of 1996. Economic growth as measured by Gross Domestic Product (GDP) was measured at an annualized 4.7% for the second quarter of 1996, which led investors to believe that the Federal Reserve would be forced to raise interest rates for the first time in over a year to curb the pace of the economy. However, the pace of economic growth has slowed during the past few months. Softer economic data and continued moderation in the broad inflation measures during the third quarter of 1996 allowed the Fed to leave short term interest rates unchanged at their August and September policy meetings.

      After lagging the performance of their taxable counterparts during the fourth quarter of 1995, year-to-date municipal bond performance as measured by the Lehman Municipal Bond Index has outpaced that of taxable bonds (represented by the Lehman Aggregate Index) returning 2.99% versus 2.84% for taxables. This strong performance is the result of the relative scarcity of new municipal bond issuance combined with increased retail demand due to the end of "flat tax"
reform concerns. In particular, the third quarter of 1996 witnessed approximately $60 billion in cash (in the form of calls, maturities and interest payments) returned to investors and recycled back into the municipal bond market. As the quarter progressed, however, retail demand moderated in response to a strengthening stock market and declining interest rate levels. Within the municipal market, longer maturity municipals outperformed shorter maturities for the year ended October 31, as the yield of the 30-year AAA General Obligation (G.O.) bond fell four basis points (0.04%) to 5.54% while yields of shorter maturities rose.

       Despite the overall weakening of retail demand for municipals, the New York municipal bond market outperformed the national averages for the year due to improving fundamentals. The strong performance can be attributed to improved state and city revenues, which were buoyed by Wall Street profits, the New York Yankees World Series run and the New York City Marathon. There has been healthy new issuance for New York bonds, including a $900 million New York City General Obligation refunding deal. Supply is expected to pick up even more, as New York historically has a strong new issuance calendar in the fourth quarter. Further, should yield levels continue to fall, increased supply due to refunding may occur by year-end.

       Looking ahead to the fourth quarter and into 1997, the potential for weakening supply and demand technicals has led us to take a cautious stance on the municipal market. The recent decline in interest rates may spur new issuance, which historically is heaviest in the fourth quarter as issuers complete year-end business. Additionally, although the likelihood of radical tax reform has diminished since the first half of 1996, we continue to monitor the possibility of tax cuts over the next year and their potential impact on the municipal bond market. We view any potential fourth quarter weakness as a opportunity to add at attractive levels.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

       The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

       Additionally, the Trust employs leverage at about 35% of total assets to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. The Federal Reserve's decision not to increase short interest rates at their August and September policy meetings has benefited the Trust, as short term municipal rates (which determine the Trust's borrowing costs) fell.

        The Trust has generally favored callable premium coupon bonds throughout the past twelve months, as they characteristically outperform par bonds in a rising interest rate environment. Though interest rates have fallen recently, the generally upward trend in rates since the beginning of 1996 proved a favorable environment to hold these defensively structured bonds. The Trust maintained its focus in the intermediate portion of the municipal yield curve, with nearly half of the Trust's holdings having an average life between 8 and 12 years. Additionally, the Trust's credit quality bias emphasizes a barbell strategy, as the majority of the holdings carry either a "AAA" or "BBB" credit rating. Limited municipal bond supply has resulted in the narrowing of yields spreads between higher- and lower-quality municipal bonds. Should credit spreads tighten significantly from current levels, thereby reducing the yield advantage of owning a lower rated bond, we would seek to reallocate some of the Trust's "BBB" issues into higher rated bonds at tighter spreads.

       The following charts compare the Trust's current and October 31, 1995 asset composition and credit quality allocations:


                                SECTOR BREAKDOWN

   SECTOR                     OCTOBER 31, 1996            OCTOBER 31, 1995
 University                           23%                        25%
 Lease Revenue                        18%                        15%
 City & State                         10%                        15%
 Transportation                        7%                        16%
 Water and Sewer                       7%                         5%
 Housing                               7%                         3%
 Miscellaneous Revenue                 7%                         2%
 Power                                 7%                         4%
 Sales Tax Revenue                     3%                         4%
 Hospital                              4%                         7%
 Industrial                            4%                         --
 Resource Recovery                     3%                         4%



STANDARD & POOR'S/MOODY'S/FITCH'S
          CREDIT RATING            OCTOBER 31, 1996           OCTOBER 31, 1995
            AAA/Aaa                       37%                        46%
              A/A                         29%                        18%
            BBB/Baa                       34%                        36%


       We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock New York Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


Sincerely yours,



/s/ Robert Kapito                        /s/Kevin Klingert
------------------------------------     ---------------------------------
Robert Kapito                            Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.

         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.

Symbol on American Stock Exchange:                                   RNY
Initial Offering Date:                                          May 28, 1993
Closing Stock Price as of 10/31/96:                                $12.63
Net Asset Value as of 10/31/96:                                    $14.00
Yield on Closing Stock Price as of 10/31/96 ($12.63)1:              6.23%
Current Monthly Distribution per Share2:                           $0.0656
Current Annualized Distribution per Share2:                        $0.7872

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2 The distribution is not constant and is subject to change.


                                      5

----------------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      OPTION
            PRINCIPAL                                                                                   CALL
   RATING*   AMOUNT                                                                                  PROVISIONS+            VALUE
(UNAUDITED)   (000)                            DESCRIPTION                                          (UNAUDITED)           (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------

                            LONG-TERM INVESTMENTS--157.2%
                            New York--151.7%
AAA            $1,000       Battery Park City Auth. Rev., Ser. A, 5.50%, 11/01/26, AMBAC           11/06 at 102          $  972,960
AAA             1,000       Metropolitan Trans. Auth. Rev., Commuter Facs.,
                               Ser. M, 6.00%, 7/01/14, AMBAC                                      7/03 at 101.5           1,031,340
                            New York City, G.O.,
Baa1            1,000          Ser. D, 6.60%, 2/01/04                                              No Opt. Call           1,054,440
Baa1            1,000          Ser. I, 5.875%, 3/15/18                                            3/06 at 101.5             955,900
                            New York City Ind. Dev. Agcy. Spec. Fac., Rev.,
                               Term. One Group Assoc. Proj.,
A               1,000          6.00%, 1/01/08                                                       1/04 at 102           1,028,450
A               1,000          6.00%, 1/01/15                                                       1/04 at 102           1,000,040
A               1,000          6.10%, 1/01/09                                                       1/04 at 102           1,028,320
                            New York City Mun. Wtr. Fin. Auth., Rev.,
A               1,000          Ser. A, 6.00%, 6/15/25                                               6/05 at 101           1,012,770
A               1,000          Ser. B, 6.50%, 6/15/02++                                            No Opt. Call           1,098,420
AAA             1,000       New York City Trust Cultural Res. Rev., Museum Of Modern Art,
                               Ser. A, 5.50%, 1/01/21, AMBAC                                        1/07 at 102             975,160
A               1,000       New York St., G.O., Ser. B, 5.70%, 8/15/12                              8/05 at 102           1,002,190
                            New York St. Dorm. Auth. Rev.,
AAA             1,505          City Univ. Sys., 6.125%, 7/01/10, AMBAC                              7/04 at 102           1,585,849
AAA             1,000          City Univ. Sys., 6.20%, 7/01/14, AMBAC                               7/04 at 102           1,050,550
AAA             1,000          St. Univ. Edl. Facs., 5.25%, 5/15/15, AMBAC                         No Opt. Call             972,170
Baa1            1,000          St. Univ. Edl. Facs., Ser. B, 6.00%, 5/15/07                         5/04 at 102           1,023,730
Baa1            1,000          St. Univ. Edl. Facs., Ser. B, 6.25%, 5/15/14                         5/04 at 102           1,021,240
Baa1            1,000          St. Univ. Edl. Facs., Ser. A, 6.25%, 5/15/17                         5/03 at 102           1,014,640
                            New York St. Energy Res. & Dev. Auth. Rev.,
A1              1,185          Con. Ed. Co. Proj. B, 6.375%, 12/01/27                               12/01at 101           1,205,903
AAA             1,000          5.60%, 6/01/25, MBIA                                                 7/03 at 102             960,170
Baa1            1,000       New York St. Hsg. Fin. Agcy., Service Contract, Oblig. Rev.,
                               Ser. A, 5.50%, 9/15/22                                               3/03 at 102             913,790
A               1,000       New York St. Local Gov't. Asst. Corp., Corp. Rev. Rfdg. Bonds,
                               Ser. B, 5.50%, 4/01/21                                               4/03 at 102             967,410
AAA             1,000       New York St. Med. Care Facs., Fin. Agcy. Rev.,
                               St. Lukes Roosevelt Hosp., 5.625%, 8/15/18, FHA                      8/03 at 102             990,570
                            New York St. Urban Dev. Corp. Rev.,
Baa1            1,000          Correctional Facs., 5.625%, 1/01/07                                  1/03 at 102             997,030
AAA             1,000          Correctional Facs., 5.50% 1/01/16, AMBAC                             1/04 at 102             980,100
Baa1              900          Youth Facs., 5.875%, 4/01/09                                         4/04 at 102             909,684
AAA             1,000       Port Authority of N.Y. & N.J., 5.70%, 10/15/20, MBIA                   10/02 at 101           1,004,410
Baa             1,000       Ulster Cnty. Res. Rec. Agcy., Solid Waste Sys. Rev., 5.90%, 3/01/07     3/03 at 102             990,540
                                                                                                                          ---------
                                                                                                                         27,747,776
                                                                                                                          ---------


                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             OPTION
            PRINCIPAL                                                                          CALL
   RATING*   AMOUNT                                                                         PROVISIONS+           VALUE
(UNAUDITED)   (000)                            DESCRIPTION                                 (UNAUDITED)           (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                            Puerto Rico--5.5%
Baa1           $1,000       Puerto Rico Electric Pwr. Auth. Rev., Ser. T, 6.00%, 7/01/16    7/04 at 102             $ 1,016,230
                                                                                                                      ---------
                            Total long-term investments (cost $27,964,337)                                           28,764,006
                                                                                                                      ---------
                            Total Investments--157.2% (cost $27,964,337)                                             28,764,006
                            Liabilities in excess of other assets--(3.7)%                                              (669,993)
                            Liquidation value of preferred stock--(53.5)%                                            (9,800,000)
                                                                                                                      ---------
                            Net Assets Applicable to Common Shareholders--100%                                      $18,294,013

-------------

   * Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
   + Option call provisions: Date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
  ++ This bond is  prerefunded.  See  Glossary for definition.


================================================================================
                          KEY TO ABBREVIATIONS
  AMBAC         -- American Municipal Bond Assurance Corporation
  FHA           -- Federal Housing Administration
  G.O.          -- General Obligation Bond
  MBIA          -- Municipal Bond Insurance Association
================================================================================

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
-------------------------------------------------------------------------------

Assets
Investments, at value (cost $27,964,337) (Note 1)                $28,764,006
Receivable for investments sold                                      988,353
Interest receivable                                                  486,586
Deferred organization expenses and other assets                        6,019
                                                                 -----------
                                                                  30,244,964
                                                                 -----------
Liabilities
Payable for investments purchased                                  1,987,263
Bank overdraft                                                        67,737
Dividends payable--common stock                                        8,352
Advisory fee payable (Note 2)                                          8,317
Dividends payable--preferred stock                                     3,221
Administrative fee payable (Note 2)                                    2,376
Other accrued expenses                                                73,685
                                                                 -----------
                                                                   2,150,951
                                                                 -----------


Net Investment Assets                                            $28,094,013
                                                                 ===========

Net investment assets were comprised of:
   Common stock:
      Par value (Note 4)                                       $      13,071
      Paid-in capital in excess of par                            18,082,239
   Preferred stock (Note 4)                                        9,800,000
                                                                 -----------
                                                                  27,895,310
   Undistributed net investment income                               162,259
   Accumulated net realized loss                                    (763,225)
   Net unrealized appreciation                                       799,669
                                                                 -----------
Net investment assets, October 31, 1996                          $28,094,013
                                                                 ===========

Net assets applicable to common shareholders                     $18,294,013
                                                                 ===========

Net asset value per common share:
   ($18,294,013 / 1,307,093 shares of
   common stock issued and outstanding)                               $14.00
                                                                      ======

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest and discount earned                                   $1,612,166
                                                                  ----------

Expenses
   Investment advisory                                                98,285
   Auction Agent                                                      28,600
   Administration                                                     28,081
   Reports to shareholders                                            15,000
   Directors                                                          12,000
   Audit                                                              10,000
   Transfer agent                                                      7,000
   Legal                                                               5,000
   Custodian                                                           2,500
   Miscellaneous                                                      39,256
                                                                    --------
   Total expenses                                                    245,722
                                                                    --------
Net investment income                                              1,366,444
                                                                    --------



REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain on investments                                     105,852

Net change in unrealized appreciation on
   investments                                                       127,872
                                                                    --------

Net gain on investments                                              233,724
                                                                    --------

Net Increase In Net Investment Assets
   Resulting from Operations                                    $  1,600,168
                                                                 ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------


                                                                                                     For the Year Ended October 31,
                                                                                                    -------------------------------
Increase in Net Investment Assets                                                                      1996                   1995
                                                                                                    ----------           ----------
Operations:
   Net investment income .................................................................        $  1,366,444         $  1,379,855
   Net realized gain (loss) on investments ...............................................             105,852             (187,318)
   Net change in unrealized appreciation on investments ..................................             127,872            3,180,852
                                                                                                  ------------         ------------
   Net increase in net investment assets resulting from operations .......................           1,600,168            4,373,389
Dividends and distributions:
   To common shareholders from net investment income .....................................          (1,021,101)          (1,028,896)
   To preferred shareholders from net investment income ..................................            (341,348)            (361,560)
   To common shareholders in excess of net realized gains on investments .................              (7,843)                --
   To preferred shareholders in excess of net realized gains on investments ..............              (3,548)                --
                                                                                                  ------------         ------------
      Total increase .....................................................................             226,328            2,982,933

Net Investment Assets

Beginning of year ........................................................................          27,867,685           24,884,752
                                                                                                  ------------         ------------
End of year ..............................................................................        $ 28,094,013         $ 27,867,685
                                                                                                  ============         ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                        For the
                                                                                                         Period
                                                                                                     June 4, 1993*
                                                                         Year Ended October 31,         Through
                                                                   ------------------------------      October 31,
PER SHARE OPERATING PERFORMANCE:                                    1996          1995       1994        1993
                                                                    ----          ----       ----        ----

Net asset value, beginning of period ............................   $ 13.82     $ 11.54     $ 14.52     $  14.10
                                                                    -------     -------     -------     --------
   Net investment income ........................................      1.05        1.06        1.03          .32
   Net realized and unrealized gain (loss) on investments .......       .18        2.29       (3.03)         .60
                                                                    -------     -------     -------     --------
Net increase (decrease) from investment operations ..............      1.23        3.35       (2.00)         .92
                                                                    -------     -------     -------     --------
Dividends and Distributions:
   Dividends from net investment income to:
      Common shareholders .......................................      (.78)       (.79)       (.79)        (.20)
      Preferred shareholders ....................................      (.26)       (.28)       (.19)        (.04)
   Distributions in excess of net realized gain on investments to:
      Common shareholders .......................................      (.01)       --          --           --
      Preferred shareholders ....................................     --***        --          --           --
                                                                    -------     -------     -------     --------
Total dividends and distributions ...............................     (1.05)      (1.07)       (.98)        (.24)
                                                                    -------     -------     -------     --------
Capital charge with respect to issuance of common and preferred stock --           --          --           (.26)
                                                                    -------     -------     -------     --------
Net asset value, end of period** ................................   $ 14.00     $ 13        $ 11.54     $ 14.52#
                                                                    =======     =======     =======     ========
Per share market value, end of period** .........................   $12.625     $ 12        $ 10.50     $  13.75
                                                                    =======     =======     =======     ========
TOTAL INVESTMENT RETURN+: .......................................      5.43%      29.94%     (18.56%)      (1.13%)
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS++:
Expenses ........................................................      1.37%       1.37%       1.29%         .99%+++
Net investment income ...........................................      7.63%       8.34%       7.76%        5.51%+++
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ........   $17,904     $16,        $17,274     $ 18,773
Portfolio turnover rate .........................................        79%        129%         71%           5%
Net assets of common shareholders, end of period (in thousands) .   $18,294     $18,        $15,085     $ 18,980
Asset coverage per share of preferred stock, end of period## ....   $71,668     $71,091    $126,963     $146,835
Preferred stock outstanding (in thousands) ......................   $ 9,800     $ 9,       $ 9,800      $  9,800

----------
   *  Commencement of investment operations.
  ** Net asset value and market value are published in The Wall Street Journal each Monday. *** Actual amount paid to preferred shareholders was $0.0034 per common share.
   # Net asset value immediately after the closing of the first public offering was $14.01.
   ## A stock split occurred on July 24, 1995 (Note 4).
   + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
  ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
 +++  Annualized.
      The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING                      The BlackRock New York
POLICIES                                Investment Quality Municipal
                                        Trust Inc.  (the  "Trust") was organized
in Maryland on April 12, 1993 as a non-diversified, closed-end management investment company. The Trust had no transactions until May 27, 1993 when it sold 7,093 shares of common stock for $100,012 to BlackRock Financial Management, Inc., (the "Adviser"). Investment operations commenced on June 4, 1993.

    The Trust's investment objective is to provide high current income exempt from regular federal and New York state income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

    Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $19,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: Effective January 1, 1994, the Trust began accounting and reporting for permanent differences between financial and tax reporting in accordance with the American Institute of Certified Public Accountants' Statement of Position, 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of adopting the statement for the year ended October 31, 1996 was to increase accumulated net realized loss and increase undistributed net investment income by $1,721. Net investment income, net realized gains and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS                      The  Trust  has an  Investment  Advisory
                                        Agreement   with   BlackRock   Financial
Management, Inc., (The "Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses and an Administration Agreement with Prudential Mutual Fund Management, LLC. ("PMF"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

    The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PMF is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PMF pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO
SECURITIES                              Purchases   and   sales  of   investment
securities, other than short-term investments, for the year ended October 31, 1996 aggregated $22,980,860 and $21,296,434, respectively.

    The federal income tax basis of the Trust's investments at April 30, 1996 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $799,669 (gross unrealized appreciation $836,454; gross unrealized depreciation $36,785).

     For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1996 of approximately $772,000 of which $573,000 will expire in 2002 and $199,000 will expire in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL                         There are 200 million shares of $.01 par
value common stock authorized. Of the 1,307,093 shares outstanding at April 30, 1996, the Adviser owned 7,093 shares. As of April 30, 1996 there were 392 shares of Preferred Stock Series F7 outstanding.

     Offering costs ($111,638) incurred in connection with the underwriting of the Trust's common stock have been charged to paid-in capital in excess of par of the common stock.

    The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 196 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series F7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of preferred stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

     Underwriting discounts ($147,000) and offering costs ($76,063) incurred in connection with the Preferred Stock offering have been charged to paid-in capital in excess of par of the common stock.

    Dividends on Series F7 are cumulative at a rate established at the initial public offering and are typically reset every 7 days based on the results of an auction. Dividend rates ranged from 3.00% to 4.45% during the period ended October 31, 1996.

    The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

    The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain require-ments relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

    The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS                       Subsequent to October 31,
                                        1996,  the  Board  of  Directors  of the
Trust declared a dividend from undistributed earnings of $0.0656 per common share payable November 29, 1996 to shareholders of record on November 15, 1996. For the period November 1, 1996 to November 30, 1996, dividends declared on Preferred Stock totalled $25,934 in aggregate for the outstanding Preferred Stock.

NOTE 6. QUARTERLY DATA
(Unaudited)


                                                             NET INCREASE/
                                                           NET REALIZED AND       DECREASE IN
                                                               UNREALIZED        NET INVESTMENT      DIVIDENDS AND DISTRIBUTIONS
                                       NET INVESTMENT     GAINS (LOSSES) ON     ASSETS RESULTING  COMMON SHARES   PREFERRED SHARES*
                                               INCOME          INVESTMENTS       FROM OPERATIONS
                                                 PER                 PER                 PER               PER               PER
        QUARTERLY          TOTAL               COMMON              COMMON              COMMON            COMMON            COMMON
         PERIOD           INCOME    AMOUNT      SHARE    AMOUNT     SHARE    AMOUNT     SHARE    AMOUNT   SHARE    AMOUNT   SHARE
  ---------------------  --------   ------------------- ------------------  ------------------  ----------------  -----------------
  November 1, 1994
    to January 31, 1995   $402,575   $350,972     $.27    $556,509   $.43     $907,481   $.70    $257,236  $.20     $89,958   $.07
  February 1, 1995
    to April 30, 1995      403,641    345,919      .26   1,120,841    .86    1,466,760   1.12     257,214   .19      87,502    .07
  May 1, 1995
    to July 31, 1995       401,858    344,406      .26     389,190    .30      733,596    .56     257,224   .20      94,217    .07
  August 1, 1995
    to October 31, 1995    398,642    338,558      .27     926,994    .70    1,265,552    .97     257,222   .20      89,883    .07
  November 1, 1995
    to January 31, 1996    401,043    338,136      .26     719,828    .55    1,057,964    .81     257,227   .19      93,166    .07
  February 1, 1996
    to April 30, 1996      402,749    340,955      .26  (1,370,025) (1.05)  (1,029,070)  (.79)    257,216   .20      82,650    .06
  May 1, 1996
    to July 31, 1996       403,046    339,825      .26     305,674    .23      645,499    .49     257,252   .20      87,070    .07
  August 1, 1996
    to October 31, 1996    405,328    347,528      .27     578,247    .45      925,775    .72     257,249   .20      82,010    .06


                       PERIOD
  SHARE   PRICE OF       END
   COMMON   STOCK     NET ASSET
   HIGH     LOW        VALUE
  -------  -------    --------

  $111/4   $9 1/2      $11.97

   121/4   10 7/8       12.83

   123/8   11 3/8       13.12

   123/4   11 1/2       13.82

   133/4   12 1/8       14.37

   131/4   12 1/4       13.32

   125/8   11 5/8       13.54

   127/8   12 1/8       14.00


* For the year ended October 31, 1996, the average annualized rate paid to preferred shareholders was 3.52%.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock New York Investment Quality Municipal Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock New York Investment Quality Municipal Trust Inc. as of October 31, 1996 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for the each of the three years in the period then ended and for the period June 4, 1993 (commencement of investment operations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock New York Investment Quality Municipal Trust Inc. at October 31, 1996, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




/s/ Deloitte & Touche LLP
-------------------------------------
DELOITTE & TOUCHE LLP

New York, New York
December 6, 1996

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT QUALITY TRUST INC.
TAX INFORMATION
--------------------------------------------------------------------------------

     We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (October 31, 1996) as to the federal tax status of dividends you received during such fiscal year. The dividend paid December 29, 1995 to common shareholders of record on December 15, 1995 included $0.006 per share of taxable ordinary income. The dividend paid December 13, 1995 to preferred shareholders of record on December 12, 1995 included $9.05 per share of taxable ordinary income. All other dividends paid to both common and preferred shareholders consisted of federal tax-exempt interest.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan unless an election is made to receive such amounts in cash. The Plan Agent will affect purchases of shares under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions. Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. The Plan may be terminated by the Plan Agent or the Trust upon at least 30 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock New York Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal, State and City income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the Adviser) is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on either the New York or American Stock Exchanges, several open-end funds and over 100 separate accounts for various clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, N.A., one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated investment grade ("BBB" by Standard & Poor's and "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. The Trust intends to invest substantially all of the assets in a portfolio of investment grade New York Municipal Obligations, which include debt obligations issued by or on behalf of the State, its political subdivisions (including the
City), agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular Federal, State and City income tax. New York Municipal Obligations may be issued to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works. Other public purposes for which New York Municipal Obligations may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade New York Municipal Obligations. The Adviser actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in New York Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions. Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal, State and City income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RNY) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


CLOSED-END FUND:        Investment vehicle which initially offers a fixed number
                        of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:               When a fund's net asset value is greater  than its stock
                        price the fund is said to be trading at a discount.

DIVIDEND:               Income  generated  by  securities  in  a  portfolio  and
                        distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:  Shareholders   may  elect  to  have  all  dividends  and
                        distributions of capital gains automatically reinvested into additional shares of the Trust.

MARKET PRICE:           Price per share of a security  trading in the  secondary
                        market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):  Net  asset  value  is  the  total  market  value  of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The New York Times or The Wall Street Journal each Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:      These securities are  collateralized by U.S.  Government
                        securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------
                                                               STOCK   MATURITY
PERPETUAL TRUSTS                                               SYMBOL    DATE
----------------                                               ------    ----

The BlackRock Income Trust Inc.                                 BKT     N/A
The BlackRock North American Government Income Trust Inc.       BNA     N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                              BBT     12/98
The BlackRock 1999 Term Trust Inc.                              BNN     12/99
The BlackRock Target Term Trust Inc.                            BTT     12/00
The BlackRock 2001 Term Trust Inc.                              BLK     06/01
The BlackRock Strategic Term Trust Inc.                         BGT     12/02
The BlackRock Investment Quality Term Trust Inc.                BQT     12/04
The BlackRock Advantage Term Trust Inc.                         BAT     12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.       BCT     12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------
                                                               STOCK   MATURITY
PERPETUAL TRUSTS                                               SYMBOL    DATE
----------------                                               ------    ----

The BlackRock Investment Quality Municipal Trust Inc.           BKN     N/A
The BlackRock California Investment Quality
   Municipal Trust Inc.                                         RAA     N/A
The BlackRock Florida Investment Quality Municipal Trust        RFA     N/A
The BlackRock New Jersey Investment Quality
   Municipal Trust Inc.                                         RNJ     N/A
The BlackRock New York Investment Quality Municipal Trust Inc.  RNY     N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                  BMN     12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.            BRM     12/08
The BlackRock California Insured Municipal 2008 Term
  Trust Inc.                                                    BFC     12/08
The BlackRock Florida Insured Municipal 2008 Term Trust         BRF     12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.   BLN     12/08
The BlackRock Insured Municipal Term Trust Inc.                 BMT     12/10


                     If you would like further information
                     please call BlackRock at (800) 227-7BFM
                 (7236) or consult with your financial advisor.

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Kevin Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Mutual Fund Management, LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 10702-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022


   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                        THE BLACKROCK NEW YORK INVESTMENT
                          QUALITY MUNICIPAL TRUST INC.
                   c/o Prudential Mutual Fund Management, LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 10702-4077
                                 (800) 227-7BFM

THE
NEW YORK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.


 Printed on recycled paper                                           09247E-103